UNION PLANTERS CORPORATION

CONSOLIDATED BALANCE SHEET

(Unaudited)

(Dollars in thousands)

	December 31,		Variance
	2001	2000	Dollar

Percentage

ASSETS
Cash and due from banks	$ 953,846	$ 1,018,318	$ (64,472)	(6.33)%
Interest-bearing deposits at financial institutions	54,351	43,525	10,826	24.87
Federal funds sold and securities purchased under agreements to resell	13,067	36,384	(23,317)	(64.09)
Trading account assets	263,315	233,878	29,437	12.59
Loans held for resale	1,862,637	457,107	1,405,503	307.48
Available for sale securities (Amortized cost: $4,981,800, and $6,849,457, respectively)	4,780,629	6,843,670	(2,063,041)	(30.15)
Loans	23,184,002	23,982,237	(798,235)	(3.33)
Less: Unearned income	(20,963)	(24,743)	3,780	15.28
Allowance for losses on loans	(341,930)	(335,452)	(6,478)	(1.93)
Net loans	22,821,109	23,622,042	(800,933)	(3.40)
Premises and equipment, net	556,686	602,218	(45,532)	(7.56)
Accrued interest receivable	245,847	304,488	(58,641)	(19.26)
FHA/VA claims receivable	55,813	84,015	(28,202)	(33.57)
Mortgage intangibles	150,303	123,940	26,363	21.27
Goodwill	780,612	793,831	(13,219)	(1.67)
Other intangibles	146,695	158,558	(11,863)	(7.48)
Other assets	512,694	398,744	113,950	28.58

         Total assets

	$33,197,604	$34,720,718	$(1,523,114)	(4.39)

Liabilities and shareholders' equity

Deposits
Noninterest-bearing	$ 4,509,944	$ 4,064,298	$ 445,646	10.96
Certificates of deposit of $100,000 and over	1,602,117	2,453,621	(851,504)	(34.70)
Other interest-bearing	17,318,441	16,595,464	722,977	4.36
Total deposits	23,430,502	23,113,383	317,119	1.37
Short-term borrowings	3,076,679	6,086,896	(3,010,217)	(49.45)
Short and medium-term senior notes	-	60,000	(60,000)	(100.00)
Federal Home Loan Bank advances	1,461,190	1,101,619	359,571	32.64
Other long-term debt	1,275,509	777,352	498,157	64.08
Accrued interest, expenses, and taxes	282,211	308,241	(26,030)	(8.44)
Other liabilities	447,772	353,173	94,599	26.79

        Total liabilities

	29,973,863	31,800,664	(1,826,801)	(5.74)

  Committments and contingent liabilities

	-	-	-	-
Shareholders' equity
Convertible preferred stock	16,101	19,691	(3,590)	(18.23)
Common stock, $5 par value; 300,000,000 shares authorized; 137,357,256 issued and outstanding (134,734,841 at December 31, 2000)	687,044	673,674	13,370	1.98
Additional paid-in capital	878,901	754,380	124,521	16.51
Retained earnings	1,600,153	1,493,072	107,081	7.17
Unearned compensation	(13,022)	(16,922)	3,900	23.05
Accumulated other comprehensive income- unrealized loss on available for sale securities, net	54,564	(3,841)	58,405	1520.57

        Total shareholders' equity

	3,223,741	2,920,054	303,687	10.40
Total liabilities and shareholders' equity	$33,197,604	$34,720,718	$(1,523,114)	(4.39)

UNION PLANTERS CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF EARNINGS

THREE MONTHS ENDED

(Unaudited)

(Dollars in thousands, except per share data)

	December 31,		Variance
	2001	2000	Dollar	Percentage
Interest income
Interest and fees on loans	$ 430,076	$ 529,934	$ (99,858)	(18.8)%
Interest on investment securities
Taxable	58,263	92,577	(34,314)	(37.1)
Tax-exempt	14,200	15,765	(1,565)	(9.9)
Interest on deposits at financial institutions	501	538	(37)	(6.9)
Interest on federal funds sold and securities purchased under agreements to resell	357	954	(597)	(62.6)
Interest on trading account assets	3,772	4,124	(352)	(8.5)
Interest on loans held for resale	23,727	6,976	16,751	240.1
Total interest income	530,896	650,868	(119,972)	(18.4)

Interest expense
Interest on deposits	148,158	223,028	(74,870)	(33.6)
Interest on short-term borrowings	16,107	98,816	(82,709)	(83.7)
Interest on long-term debt	40,526	28,018	12,508	44.6
Total interest expense	204,791	349,862	(145,071)	(41.5)

Net interest income	326,105	301,006	25,099	8.3
Provision for losses on loans	35,830	20,121	15,709	78.1

Net interest income after provision for losses on loans	290,275	280,885	9,390	3.3

Noninterest income
Service charges on deposit accounts	54,940	47,886	7,054	14.7
Mortgage banking revenue	43,679	30,394	13,285	43.7
Merchant servicing income	34,126	9,914	24,212	244.2
Factoring commissions and fees	9,361	9,497	(136)	(1.4)
Trust service income	6,935	7,120	(185)	(2.6)
Profits and commissions from trading activities	1,894	1,623	271	16.7
Investments and insurance	13,692	10,415	3,277	31.5
Investment securities gains	648	304	344	113.2
Other income	55,970	28,835	27,135	94.1
Total noninterest income	221,245	145,988	75,257	51.6

Noninterest expense
Salaries and employee benefits	132,485	118,366	14,119	11.9
Net occupancy expense	26,347	22,569	3,778	16.7
Equipment expense	22,722	21,360	1,362	6.4
Goodwill amortization	12,256	11,789	467	4.0
Other intangibles amortization	4,188	4,452	(264)	(5.9)
Other expense	134,008	97,644	36,364	37.2
Total noninterest expense	332,006	276,180	55,826	20.2

Earnings before income taxes	179,514	150,693	28,821	19.1
Applicable income taxes	63,660	47,186	16,474	34.9
Net earnings	$ 115,854	$ 103,507	$ 12,347	11.9%

Net earnings applicable to common shares	$ 115,532	$ 103,113	$ 12,419	12.0%

Earnings per common share
Basic	$.84	$.77	$.07	9.1%
Diluted	.83	.76	.07	9.2

Average common shares outstanding (in thousands)
Basic	137,319	134,675	2,644	2.0%
Diluted	139,094	136,163	2,931	2.2

UNION PLANTERS CORPORATION

CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND INTEREST RATES

THREE MONTHS ENDED DECEMBER 31,

(Unaudited)

(Dollars in thousands)

	2001			2000
	Average Balance	Interest Income/ Expense	FTE Yield/ Rate	Average Balance	Interest Income/ Expense	FTE Yield/ Rate
ASSETS
Interest-bearing deposits at financial institutions	$46,084	$501	4.31%	$31,300	$538	6.84%
Federal funds sold and securities purchased under agreements to resell	68,283	357	2.07	57,882	954	6.56
Trading account assets	249,624	3,772	6.00	202,511	4,124	8.10
Investment securities (1) (2)
Taxable securities	3,687,232	58,263	6.27	5,730,666	92,577	6.43
Tax-exempt securities	1,096,994	21,089	7.63	1,210,784	23,010	7.56
Total investment securities	4,784,226	79,352	6.58	6,941,450	115,587	6.62

Loans, net of unearned income (1), (3), (4)	25,064,928	455,196	7.21	23,961,407	538,484	8.94
Total earning assets (1), (2), (3), (4)	30,213,145	539,178	7.08	31,194,550	659,687	8.41
Cash and due from banks	834,738			873,271
Premises and equipment	561,428			606,964
Allowance for losses on loans	(343,387)			(337,144)
Goodwill and other intangibles	946,004			960,852
Other assets	1,083,380			901,917
Total assets	$33,295,308			$34,200,410

LIABILITIES AND SHAREHOLDERS' EQUITY
Money market accounts	$ 5,428,655	34,860	2.55%	$ 3,810,655	43,149	4.50%
Interest-bearing checking	3,174,369	10,128	1.27	3,100,911	11,554	1.48
Savings deposits	1,312,520	4,516	1.37	1,360,197	5,092	1.49
Certificates of deposit of $100,000 and over	1,705,737	18,632	4.33	2,469,329	39,410	6.35
Other time deposits	7,386,622	80,022	4.30	8,290,265	123,823	5.94
Short-term borrowings
Federal funds purchased and securities sold under agreements to repurchase	2,690,774	13,811	2.04	3,583,931	56,057	6.22
Short-term senior notes	-	-	-	56,522	977	6.88
Other	401,727	2,296	2.27	2,467,220	41,782	6.74
Long-term debt
Federal Home Loan Bank advances	1,461,398	17,224	4.68	742,716	12,338	6.61
Subordinated capital notes	974,033	17,556	7.15	474,944	7,751	6.49
Medium-term senior notes	6,304	109	6.86	60,000	1,025	6.79
Trust Preferred Securities	199,111	4,128	8.23	199,075	4,128	8.25
Other	102,459	1,509	5.84	105,997	2,776	10.42
Total interest-bearing liabilities	24,843,709	204,791	3.27	26,721,762	349,862	5.21
Noninterest-bearing demand deposits	4,419,837	-		3,957,042	-
Total sources of funds	29,263,546	204,791		30,678,804	349,862
Other liabilities	829,808			713,801
Shareholders' equity
Preferred stock	16,304			19,836
Common equity	3,185,650			2,787,969
Total shareholders' equity	3,201,954			2,807,805
Total liabilities and shareholders' equity	$33,295,308			$34,200,410
Net interest income (1)		$334,387			$309,825
Net interest rate spread (1)			3.81%			3.20%
Net interest margin (1)			4.39%			3.95%

Taxable-equivalent adjustments
Loans		$1,393			$1,574
Investment securities		6,889			7,245
Total		$8,282			$8,819

Taxable-equivalent yields are calculated assuming a 35% federal income tax rate.

Yields are calculated on historical cost and exclude the impact of the unrealized gain (loss) on available for sale securities.

Includes loan fees in both interest income and the calculation of the yield on loans.

Includes loans on nonaccrual status.

UNION PLANTERS CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF EARNINGS

TWELVE MONTHS ENDED

(Unaudited)

(Dollars in thousands, except per share data)

	December 31,		Variance
	2001	2000	Dollar	Percentage
Interest income
Interest and fees on loans	$1,937,215	$2,025,117	$(87,902)	(4.3)%
Interest on investment securities
Taxable	281,741	387,505	(105,764)	(27.3)
Tax-exempt	59,307	64,897	(5,590)	(8.6)
Interest on deposits at financial institutions	2,047	2,170	(123)	(5.7)
Interest on federal funds sold and securities
purchased under agreements to resell	2,213	5,072	(2,859)	(56.4)
Interest on trading account assets	15,836	16,806	(970)	(5.8)
Interest on loans held for resale	75,733	26,087	49,646	190.3
Total interest income	2,374,092	2,527,654	(153,562)	(6.1)

Interest expense
Interest on deposits	757,354	835,109	(77,755)	(9.3)
Interest on short-term borrowings	176,649	366,753	(190,104)	(51.8)
Interest on long-term debt	164,116	94,676	69,440	73.3
Total interest expense	1,098,119	1,296,538	(198,419)	(15.3)

Net interest income	1,275,973	1,231,116	44,857	3.6
Provision for losses on loans	131,963	77,062	54,901	71.2

Net interest income after provision
for losses on loans	1,144,010	1,154,054	(10,044)	(0.9)

Noninterest income
Service charges on deposit accounts	218,341	182,035	36,306	19.9
Mortgage banking revenue	182,368	105,602	76,766	72.7
Merchant servicing income	65,518	37,047	28,471	76.9
Factoring commissions and fees	38,061	38,275	(214)	(0.6)
Trust service income	27,961	26,395	1,566	5.9
Profits and commissions from trading activities	8,120	5,937	2,183	36.8
Investments and insurance	50,891	47,744	3,147	6.6
Investment securities gains	9,582	381	9,201	2,415.0
Other income	168,829	115,986	52,843	45.6
Total noninterest income	769,671	559,402	210,269	37.6

Noninterest expense
Salaries and employee benefits	537,060	508,439	28,621	5.6
Net occupancy expense	104,727	93,054	11,673	12.5
Equipment expense	89,371	84,668	4,703	5.6
Goodwill amortization	48,440	46,290	2,150	4.6
Other intangibles amortization	17,156	17,811	(655)	(3.7)
Other expense	441,508	352,578	88,930	25.2
Total noninterest expense	1,238,262	1,102,840	135,422	12.3

Earnings before income taxes	675,419	610,616	64,803	10.6
Applicable income taxes	231,869	201,306	30,563	15.2
Net earnings	$ 443,550	$ 409,310	$ 34,240	8.4%

Net earnings applicable to common shares	$ 442,162	$ 407,703	$ 34,459	8.5%

Earnings per common share
Basic	$3.22	$3.02	$.20	6.6%
Diluted	3.20	3.00	.20	6.7

Average common shares outstanding (in thousands)
Basic	137,029	135,171	1,858	1.4%
Diluted	138,695	136,656	2,039	1.5

UNION PLANTERS CORPORATION

CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND INTEREST RATES

TWELVE MONTHS ENDED DECEMBER 31,

(Unaudited)

(Dollars in thousands)

		2001			2000
	Average Balance	Interest Income/ Expense	FTE Yield/ Rate	Average Balance	Interest Income/ Expense	FTE Yield/ Rate
ASSETS
Interest-bearing deposits at financial institutions	$ 44,510	$ 2,047	4.60%	$ 31,669	$ 2,170	6.85%
Federal funds sold and securities purchased under agreements to resell	61,116	2,213	3.62	79,777	5,072	6.36
Trading account assets	231,180	15,836	6.85	216,866	16,806	7.75
Investment securities (1) (2)
Taxable securities	4,355,636	281,741	6.47	6,027,238	387,505	6.43
Tax-exempt securities	1,141,384	87,965	7.71	1,239,113	94,935	7.66
Total investment securities	5,497,020	369,706	6.73	7,266,351	482,440	6.64

Loans, net of unearned income (1), (3), (4)	25,361,201	2,018,925	7.96	23,216,203	2,056,862	8.86
Total earning assets (1), (2), (3), (4)	31,195,027	2,408,727	7.72	30,810,866	2,563,350	8.32
Cash and due from banks	777,311			906,399
Premises and equipment	588,487			622,762
Allowance for losses on loans	(340,422)			(345,245)
Goodwill and other intangibles	959,934			966,718
Other assets	1,029,534			920,906
Total assets	$34,209,871			$33,882,406

LIABILITIES AND SHAREHOLDERS' EQUITY
Money market accounts	$4,649,833	$ 161,590	3.48%	$3,836,818	$ 164,662	4.29%
Interest-bearing checking	3,143,605	43,054	1.37	3,238,841	48,538	1.50
Savings deposits	1,346,492	19,274	1.43	1,465,482	21,294	1.45
Certificates of deposit of $100,000 and over	2,012,495	109,887	5.46	2,330,670	138,381	5.94
Other time deposits	8,176,438	423,549	5.18	8,330,353	462,234	5.55
Short-term borrowings
Federal funds purchased and securities sold under agreements to repurchase	3,198,989	125,423	3.92	2,907,150	73,389	5.96
Short-term senior notes	-	-	-	250,273	17,190	6.87
Other	1,037,933	51,226	4.94	2,720,661	176,174	6.48
Long-term debt
Federal Home Loan Bank advances	1,411,805	72,842	5.16	446,964	29,363	6.57
Subordinated capital notes	896,085	64,119	7.16	475,134	31,016	6.53
Medium-term senior notes	41,863	2,871	6.86	60,000	4,098	6.83
Trust Preferred Securities	199,098	16,511	8.29	199,062	16,511	8.29
Other	102,842	7,773	7.56	144,159	13,688	9.50
Total interest-bearing liabilities	26,217,478	1,098,119	4.19	26,405,567	1,296,538	4.91
Noninterest-bearing demand deposits	4,141,565	-		4,009,843	-
Total sources of funds	30,359,043	1,098,119		30,415,410	1,296,538
Other liabilities	749,883			659,323
Shareholders' equity
Preferred stock	18,091			20,241
Common equity	3,082,854			2,787,431
Total shareholders' equity	3,100,945			2,807,672
Total liabilities and shareholders' equity	$34,209,871			$33,882,405
Net interest income (1)		$1,310,608			$1,266,812
Net interest rate spread (1)			3.53%			3.41%
Net interest margin (1)			4.20%			4.11%

Taxable-equivalent adjustments
Loans		$5,977			$5,658
Investment securities		28,658			30,038
Total		$34,635			$35,696

Taxable-equivalent yields are calculated assuming a 35% federal income tax rate.

Yields are calculated on historical cost and exclude the impact of the unrealized gain (loss) on available for sale securities.

Includes loan fees in both interest income and the calculation of the yield on loans.

Includes loans on nonaccrual status.